Exhibit 10.1

AMENDMENT NO. 3 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of April 30, 2024, by and between Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 3, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three quarters of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $102,718,000 of the gross proceeds of the Offering and sale of the private placement Units were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Class A Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of November 1, 2021, by and between the Company and the Trustee (as amended by Amendment No. 1 thereto dated May 1, 2023 and Amendment No. 2 thereto dated October 25, 2023, the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Common Stock and holders of its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), at a Special Meeting to: (i) extend the date before which the Company must complete a business combination from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from May 3, 2024 to November 3, 2024 (or such earlier date after May 3, 2024 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a) The third recital of the Original Agreement is hereby amended and restated to read in its entirety as follows:

WHEREAS, if a Business Combination (as defined herein) is not consummated by May 4, 2024, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period by up to six extensions with each extension being one month (each an “Extension”) for up to a maximum of six months in the aggregate for all of the Extensions, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous Extension (or the first business day thereafter if such day is not a business day) (the “Applicable Deadline”) the lesser of (x) $60,000 or (y) $0.045 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date of the end of the previous Extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each Extension payable upon consummation of a Business Combination;

(b) Exhibit E to the Original Agreement is hereby deleted and replaced with the new Exhibit E attached to this Amendment.

2.	Miscellaneous Provisions.

(a) Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

(b) Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(c) Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

(d) Jurisdiction and Venue. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Counterparts. This Amendment may be executed manually or electronically (such as by DocuSign®) in several original, PDF, photostatic, facsimile or other copy counterparts, each of which shall constitute an original, and together shall constitute but one instrument. A copy of this Amendment bearing the electronic signature or a PDF, facsimile, photostatic or other copy of the signature of a party hereto shall be as valid for all purposes as a copy of this Amendment bearing that party’s original manual signature.

(f) Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

(g) Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

VISION SENSING ACQUISITION CORP.

By:	/s/ George Peter Sobek
Name:	George Peter Sobek
Title:	Chief Executive Officer

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. xxxx[last four digits] Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Vision Sensing Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of November 1, 2021, as amended by Amendment No. 1 thereto dated May 1, 2023, Amendment No. 2 thereto dated October 25, 2023 and Amendment No. 3 thereto dated April 30, 2024 (and as it may be subsequently amended, “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from [date] to [date] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[insert applicable amount], which will be wired to you, into the Trust Account investments upon receipt.

This is the [_____] of up to six Extension Letters

Very truly yours,

Vision Sensing Acquisition Corp.

By:
Name:
Title:

cc: EF Hutton, Division of Benchmark Investments, LLC